NASDAQ: CFB | March 12th, 2020

FORWARD-LOOKING STATEMENTS. This presentation and oral statements made during this meeting contain forward-looking statements. These forward- looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See the Appendix for reconciliations of certain non-GAAP measures. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

Holding Company CrossFirst Bankshares, Inc. Ticker / Exchange CFB / Nasdaq Global Select Pro Forma Market Capitalization $462 million Total Asset Size Approaching $5 billion Total Shares Outstanding 51,969,203 Price / Earnings LTM: 16.2x 2020 Estimates: 9.1x Price / Tangible Book Value 0.78x Price / Stock Trading Range From IPO $8.89 / $8.63 - $ 15.50 2019 Net Income $28.5 million (45% Increase) 2019 Operating Revenue Growth 30% Full Year 2019 Diluted EPS $0.58 for the Full Year (23% Increase) Annual Dividend / Yield No Quarterly Dividends Note: All pricing data is as of market close 3/11/2020 and financial information is as of 12/31/19 3

CROSSFIRST BANKSHARES, INC.

EXPERIENCED MANAGEMENT TEAM



George F. Jones Jr. – President, CEO and Director of CrossFirst

- Joined CrossFirst in 2016 after a short retirement from Texas Capital Bancshares, Inc. (TCBI)
- Founding executive of TCBI in 1998
- Led TCBI through 50 consecutive profitable quarters and growth to $12 billion in assets



Mike Maddox – President, CEO of CrossFirst Bank and Director of CrossFirst

- Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank
- Practicing lawyer for more than six years before joining Intrust Bank
- Graduate School of Banking at the University of Wisconsin - Madison



David O'Toole – CFO, Chief Investment Officer and Director of CrossFirst, CFO of CrossFirst Bank

- More than 40 years of experience in banking, accounting, valuation and investment banking
- Founding shareholder and director of CrossFirst Bank and became CFO in 2008
- Co-founder and managing partner of a national bank consulting and accounting firm
- Served on numerous boards of directors of banks and private companies, including the Continental Airlines, Inc. travel agency advisory board



Randy Rapp – Chief Credit Officer of CrossFirst Bank

- More than 30 years of experience in banking, primarily as a credit analyst, commercial relationship manager and credit officer
- Joined CrossFirst in April 2019 after serving as Executive Vice President and Chief Credit Officer of Texas Capital Bank, National Association from May 2015 until March 2019
- Mr. Rapp joined Texas Capital Bank in 2000



Matt Needham – Director of Strategy and Investor Relations of CrossFirst

- More than 15 years experience in banking, strategy, accounting and investment banking, five with CrossFirst
- Deep experience in capital markets including valuation, mergers, acquisitions and divestitures
- Provided assurance and advisory services with Ernst & Young
- Former Deputy Bank Commissioner in Kansas and has served on several bank boards
- MBA Wake Forest University, obtained CFA designation and CPA, Graduate School of Banking at the University of Colorado

Other Senior Executives

Amy Fauss
Chief Operating Officer of CrossFirst Bank
28+ years of banking experience
Joined CrossFirst in 2009

Tom Robinson
Chief Risk Officer of CrossFirst
35+ years of banking experience
Joined CrossFirst in 2011

Aisha Reynolds
General Counsel of CrossFirst and CrossFirst Bank
13+ years of experience
Joined CrossFirst in 2018

4

• $4.9 billion(1) asset banking operation founded in 2007 • Branch-lite structure operating 7 branches in key markets (2) along the I-35 corridor (1) (1) • 3rd largest bank headquartered in the Kansas City MSA (1) (1) • High-growth commercial banking franchise with 357 full time equivalent employees (1) • High quality people, strong culture & relationship-oriented business model • Serving businesses, business owners, professionals and their personal networks • Core focus on improving profitability & operating (Number of Locations) efficiency Financial Highlights (Full Year Ended 12/31/19)(2) Balance Sheet Performance (Year-to-Date) Asset Quality Metrics Assets: $4,931 ROAA: 0.63% NPAs / Assets: 0.97% Gross Loans:(3) $3,852 ROACE: 5.38% NCOs / Avg. Loans: 0.31% Deposits: $3,924 Efficiency Ratio: 58.37% Reserves / Loans: 1.48% Tier 1 Leverage: 12.06% NIM(FTE): 3.31% Reserves / NPLs: 129% Total Risk-Based Capital: 13.43% Net Income: $28.5 Classified Loans / Capital + ALLL13.2% (1) As of December 31, 2019. (2) Dollars are in millions. 5 (3) Net of unearned income

✓ Attract and develop highest level of talent ✓ Active expansion through acquisitions and new market development to utilize capital from IPO and optimize capital structure ✓ Serve businesses, business owners, professionals and their personal networks ✓ Focus on core markets; grow organically using a “Relationship Banking” model ✓ Maintain branch-lite model with strategically placed locations ✓ Improve profitability and operating efficiency ✓ Execute on our high-tech, high-touch banking strategy ✓ Leverage technology to provide a high level of convenience ✓ Employ effective enterprise risk management ✓ Expand niche lending verticals: Enterprise Value Lending (2017), Relational Tribal Nations Lending (2017), Relational High Volume Builder Lending (2017) 6

(1) As of 12/31/19 Kansas City Wichita Oklahoma City Tulsa Dallas Energy (Tulsa) Date Entered Market 2007 2012 2012 2013 2016 2014 Loans ($mm) $1,155 $437 $264 $492 $1,105 $409 Deposits ($mm) $1,796 $550 $359 $515 $550 $154 Total Deposits in MSA (2) ($bn) $57 $16 $31 $26 $271 -- Number of Branches 3 1 1 1 1 -- Deposits per Location ($mm) $599 $550 $359 $669(3) $505 -- Deposit per Location Bank for #1 #1 #1 #1 #8 -- Banks in MSA(2) Market Demographics (4) Population (mm) 2.2 0.6 1.4 1.0 7.7 -- Population Change 2010 - 2020 (%) 8.0 2.6 13.2 6.8 20.3 -- Projected Population Change -- 3.2 1.2 4.7 3.1 7.4 2020 - 2025 (%) Sept 2019 Unemployment Rate (%) 2.5 3.5 2.9 3.1 3.1 -- Median Household Income $69,742 $57,281 $60,214 $55,936 $73,009 -- (1) Our energy lending group is based in Tulsa but lends across multiple geographies. (2) Source: S&P Global Market Intelligence (3) Tulsa’s deposits per location include Energy deposits of $154mm. (4) Source: S&P Global Market Intelligence and Bureau of Labor Statistics. 7

Leawood, KS (HQ) Leawood, KS Wichita, KS Dallas, TX Tulsa, OK Oklahoma City, OK Kansas City, MO 8 8 New Frisco, TX Location not shown– expected opening 1st Quarter 2020; New Plaza Location, Kansas City, MO – expected opening 2nd Half 2020

CrossFirst Bankshares, Inc. Reported Record Fourth Quarter and 2019 Results 2019 Fourth Quarter and Full Year Key Financial Highlights: ✓ Produced record results in operating revenue for 23rd consecutive quarter ✓ Full year 2019 operating revenue grew by nearly 30% and operating expense growth was under 2% compared to 2018, resulting in positive operating leverage for 2019 ✓ Record year-to-date net income of $28.5 million, an increase of 45% from the same period in 2018 ✓ Diluted EPS of $0.58 for year-to-date 2019, an increase of 23% from the same period in 2018 ✓ Achieved efficiency ratios of 58.4% year-to-date compared to 73.6% in 2018 ✓ 20% year-over-year asset growth in 2019 ✓ Grew loans by $793 million or 26% since December 31, 2018 ✓ Grew deposits by $716 million or 22% since December 31, 2018 ✓ Improved the Asset / Employee ratio to $13.8 million ✓ Book value per share of $11.58 at December 31, 2019 compared to $10.21 at December 31, 2018 9

Commentary Yield on Loans and Cost of Total Deposits 6% 5.52% 5.56% ▪ Focus on commercial lending 5.34% 5.21% 4.89% increased the asset sensitivity of 4.62% 4.60% our balance sheet, with 4% approximately 76% floating rate loans or maturing within one year 1.89% 1.70% 1.70% 2% 1.44% 0.91% 0.87% 0.99% ▪ NIM has remained in a narrow range in spite of significant 0% interest rate volatility 2015 2016 2017 2018 2019 QTD QTD Yield on Loans Cost of Total Deposits 12/31/18 12/31/19 ▪ Loan to deposit ratio decreased from 99.2% to 98.2% Net Interest Margin – Fully Tax Equivalent 4% 3.51% 3.40% 3.39% 3.27% 3.24% 3.31% 3.23% 3% 2% 1% 0% 2015 2016 2017 2018 2019 QTD QTD 12/31/18 12/31/19 10

After one time $16mm provision adjustment, actual Commentary Return on Average Assets(1) ROAA fell to (0.06%) from the previously reported 0.94% ▪ Since 2010, CrossFirst historically 1.4% 1.06% invested in talent and acquisitions 0.94% 0.94% 1.1% 0.91% 0.89% 0.89% to grow its market presence and 0.78% 0.86% 0.89% expand product lines or lending 0.8% 0.67% verticals, such as energy lending 0.5% ▪ In 2018, we shifted to a focus on 0.2% earnings and efficiency, while still -0.1% maintaining robust balance sheet (0.06%) (0.06%) growth Q4 Q1 Q2 Q3 Q4 2018 2019 2019 2019 2019 (2) ▪ In Q4 the Company took an ROAA Core ROAA additional $16 million provision for its large non-performing credit that was adversely impacted due to Core Efficiency Ratio (Fully Tax Equivalent) deterioration of the borrowers 100% business and underlying collateral 80% 64.20% 63.10% 60.18% 61.41% 60.09% 58.43% 60% 54.29% 53.43% 55.60% 54.66% 40% 20% 0% Q4 Q1 Q2 Q3 Q4 2018 2019 2019 2019 2019 Efficiency Ratio Core Efficiency Ratio - Fully Tax Equivalent (2) (1) Ratios are annualized. (2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides in Appendix for additional detail. Full Tax-equivalent efficiency 11 ratio is presented.

Tangible Book Value/Share Tangible Book Value per Common Share ▪ Tangible Book Value per common share $14 increased $1.39 in 2019 due to: $12 $11.43 ▪ The IPO in Q3 2019 was accretive to $10.04 TBV/Share $10 $8.12 ▪ Unrealized gains in the marketable $8 $7.02 $6.20 securities portfolio from positive $6 pricing movements ▪ Growth in earnings during 2019 $4 ▪ Nearly doubled TBV per common share $2 since 2015 $- 2015 2016 2017 2018 2019 Diluted Earnings Per Share Diluted Earnings Per Share $0.70 0.58 ▪ Continued improvement in $0.60 Diluted EPS fell to profitability despite declining interest (0.01) from the rates $0.50 0.47 previously reported 0.22 after recording 0.39 ▪ Continued increase in annual an additional $16mm $0.40 provision earnings per share growth despite 0.28 issuing 6.6 million shares during the $0.30 0.20 0.20 0.21 initial public offering $0.20 0.12 $0.10 $- (0.01) $(0.10) 2015 2016 2017 2018 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2019 12

Loan Mix by Type ($3.9bn) C&I Loan Breakdown by Type ($1.4bn) Misc. Financial Credit Related Vehicles Merchant Activities Education 3% Owner Occupied Other Wholesalers 3% 2% Real Estate 1% 4% Other 8% Aircraft 16% Residential 4% Mortgage Commercial & Rental & Leasing Health Care 8% Industrial Services 10% 35% 5% Energy Professional & 11% Technical Services Commercial Real 5% Business Loans to Estate Restaurants Individuals 37% 5% 8% Motor Vehicle & Real Estate Parts Dealers Recreation Activity 5% Security Services Engineering & 6% Manufacturing 7% 6% Contracting 7% 6% CRE Loan Portfolio by Segment ($1.0bn)(2) CRE Loans by Geography ($1.0bn)(2) Raw Land Land Retail 4% Development 15% 2% AZ FL KY Remaining States 1-4 Family Res 2% 2% 2% 14% Construction CO 11% Hotel 6% 11% MO Other 6% 5% Industrial OK TX 12% 12% 42% Multi-Family KS 18% Medical 13% 3% Office C-Store 11% 2% Senior Living 5% (1) Data as of December 31, 2019. 13 (2) CRE as defined by regulators (including construction and development). (3) Shown as a percentage of bank capital.

Our Energy Portfolio (Dollars are in millions) 450 $409 400 Energy Portfolio Characteristics $358 350 ~35% 300 ▪ Lending as a senior secured lender $243 250 and as a cash flow lender 200 $168 ▪ Loaning on proven producing 150 $137 ~65% reserves 100 ▪ CrossFirst typically does not lend to 50 shale, oil field services, or mid- 0 stream energy companies 2015 2016 2017 2018 2019 ▪ Most of our clients have access to Oil Exploration & Production Natural Gas Exploration & Production price hedging through their credit facility and over half are utilizing hedging as part of their strategy. Crude Oil Historical NMX Closing Prices Nat Gas $120 113.9 3/10/20 Close $7.0 6.2 Crude Oil: 34.36 Nat Gas: 1.936 $100 $6.0 $5.0 $80 $4.0 $60 $3.0 $40 $2.0 $20 26.2 1.6 $1.0 $0 $0.0 Mar-10 Dec-10 Sep-11 Jun-12 Mar-13 Dec-13 Sep-14 Jun-15 Mar-16 Dec-16 Sep-17 Jun-18 Mar-19 Dec-19 Crude Oil Natural Gas 14 (1) Ratio is annualized.

Allowance for Loan Losses / Total Loans Commentary Classified Loans / (Total Capital + LLR) 1.48% $80 19.2% Recent Credit Quality & ALL Trends $200 18.7% $70 1.24% ▪ The Company is still assessing the 1.23% 1.22% 1.18% 18.0% 16.3% timeline for which CECL will be adopted $60 $56.9 reviewing the impact it will have on the $150 13.2% 13.2% allowance and capital $50 $43.0 $42.9 13.0% $37.8 $40.0 $101.4 $97.5 ▪ Q4 includes an additional $16 million $40 $100 $88.3 $85.2 $86.9 provision for a previously disclosed non-performing asset $30 8.0% $20 $50 $10 3.0% $0 0.00% $0 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q4 Q1 Q2 Q3 Q4 2018 2019 2019 2019 2019 Capital Analysis ▪ IPO during third quarter 2019 resulted Capital Ratios in $87 million of new capital 20% 12.53% 12.93% ▪ Unfunded commitments totaled $1.5 11.23% 11.04% 12.22% 13.90% billion for year-ended 2019, 42% of 15% 13.51% 12.91% 13.43% 11.75% 12.20% 12.04% 12.20% which are commitments to fund C&I 11.23% 11.02% loans and 58% are other loan 10% commitments ▪ Unfunded commitments have an 5% impact on the Risk-Based Capital Ratios 0% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Common Equity Tier 1 Tier 1 Risk Based Total Risk-Based Capital Amounts are in millions. 15

▪ Focus on robust organic growth strategy in our core markets of Kansas City, Wichita, Oklahoma City, Tulsa & Dallas to elevate franchise in place ▪ Dallas in development phase with exceptional growth but requires additional time to achieve desired profitability ▪ Maintain superior asset quality ▪ Actively pursue expansion opportunities through acquisition or new market development ▪ Opening a branch in the Frisco, TX(1) market in first half 2020 and a new office in Kansas City, MO on the plaza in the second half of 2020 ▪ Opportunistically pursue expansion efforts in adjacent metropolitan areas or in core markets to create value above and beyond a strong organic growth model ▪ Maintain branch-lite structure in our markets ▪ Grow with banking teams with people who are proficient and knowledgeable of our current target client base and fit our culture of quality growth ▪ Maintain earnings growth momentum of the franchise to improve profitability to peer levels and leverage scale potential of current investments (1) In addition to our full-service branch in the Dallas MSA, our organization is consistently evaluating other strategic opportunities 16

Experienced and Invested Leadership Established Presence in Attractive Markets Scalable Infrastructure Designed to Accommodate Significant Growth Customer Base Consists of Sophisticated Businesses and their Owners At Inflection Point of Turning Robust Balance Sheet Growth into Earnings Growth Sophisticated Suite of Banking Services to Facilitate Full-Service Commercial Relationships Specialized Lending Verticals Disciplined Underwriting and Standardized Credit Administration 17

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CROSSFIRST BANKSHARES, INC.

ASSET QUALITY PERFORMANCE

Pillars of CrossFirst Asset Quality

- Proven and comprehensive credit policy and procedures
- Highly competent and experienced bankers
- Effective credit administration process
- Commitment to diversification
- Disciplined and standardized underwriting
- Proactive problem management
- Decisive response to opportunities

Commentary

- In 2017, the Bank experienced one significant charge-off of approximately $5 million (0.34% of average loans) on one C&I credit
- In Q3 the Bank charged-off $4.7 million from liquidating two legacy NPAs, one C&I and one in Energy
- Increase in Q2 NPAs from one loan negatively impacted in part by a law change and deterioration in the borrowing business and underlying collateral, or 0.69% of the 1.18%
- $5.5 million in charge-offs in Q4 includes a partial charge-off relating to one of the NPAs described immediately above

Nonperforming Assets / Assets



2.0%
1.5%
1.0%
0.5%
0.0%
0.08%
0.20%
0.18%
0.43%
0.36%
1.18%
1.00%
0.97%
2015
2016
2017
2018
Q1 2019
Q2 2019
Q3 2019
2019 Full Year

Net Charge-Offs / Average Loans[1]



0.75%
0.50%
0.25%
0.00%
0.04%
0.11%
0.44%
0.07%
0.31%
0.09%
0.00%
0.53%
0.58%
2015
2016
2017
2018
2019
Q1 2019
Q2 2019
Q3 2019
Q4 2019

(1) Ratio is annualized.

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Investment Portfolio Breakout as of December 31, 2019(1) Commentary Municipal - Taxable Other 0.5% ▪ At year-end, the duration of the 1.7% portfolio was approximately 4.7 CMO (Fixed) years and fully taxable equivalent 17.4% (FTE) yield for 2019 was 3.35% MBS (Fixed) (1) Municipal - Tax- Exempt 20.6% Total: $741.6M 59.8% ▪ During Q4 2019, $75 million of new securities were purchased with an average FTE yield of 3.11% ▪ During Q4 2019, $37 million of securities ($35 million were MBS/CMO) were sold to reposition the portfolio mix to lower sensitivity. Tax Exempt Municipals Average Yield on Securities – Fully Tax Equivalent were purchased as the 5% replacement 3.85% 4% 3.72% 3.63% 3.62% 3.61% 3.35% 3.22% 3% ▪ Our marketable securities portfolio has a substantial unrealized gain of $21.8 million at 2% December 31, 2019 1% 0% 2015 2016 2017 2018 2019 Q4 2018 Q4 2019 20 (1) Based on approximate fair value.

HISTORICAL ANNUAL FINANCIALS

CROSSFIRST BANKSHARES, INC.

	As of or for the Year Ended December 31,				
	2015	2016	2017	2018	2019
Income Statement Data					
Interest income	$54,116	$69,069	$97,816	$156,880	$216,218
Interest expense	11,849	15,016	22,998	46,512	74,774
Net interest income	42,267	54,053	74,818	110,368	141,444
Provision for loan losses	5,975	6,500	12,000	13,500	29,900
Non-interest income	2,365	3,407	3,679	6,083	8,715
Non-interest expense	30,562	40,587	62,089	85,755	87,648
Income before taxes	8,095	10,373	4,408	17,196	32,611
Income tax expense (benefit)	626	62	(1,441)	(2,394)	4,138
Net income	7,469	10,311	5,849	19,590	28,473
Preferred stock dividends	2,066	2,100	2,100	2,100	175
Net income available to common stockholders	5,403	8,211	3,749	17,490	28,298
Non-GAAP core operating income(1)	7,469	10,311	9,716	19,940	27,427
Balance Sheet Data					
Cash and cash equivalents	$79,418	$155,972	$130,820	$216,541	$187,320
Available-for-sale securities	460,542	593,012	703,581	663,678	741,634
Gross loans (net of unearned income)	992,726	1,296,886	1,996,029	3,060,747	3,852,244
Allowance for loan losses	(15,526)	(20,786)	(26,091)	(37,826)	(56,896)
Goodwill and other intangibles	8,100	7,998	7,897	7,796	7,694
Total assets	1,574,346	2,133,106	2,961,118	4,107,215	4,931,233
Non-interest-bearing deposits	123,430	198,088	290,906	484,284	521,826
Total deposits	1,294,812	1,694,301	2,303,364	3,208,097	3,923,759
Borrowings and repurchase agreements	112,430	216,709	357,837	388,391	373,664
Trust preferred securities, net of fair value adj.	792	819	850	884	921
Preferred Stock, liquidation value	30,000	30,000	30,000	30,000	0
Total Stockholders' Equity	160,004	214,837	287,147	490,336	601,644
Tangible Stockholders' Equity(1)	121,904	176,839	249,250	452,540	593,950
Share and Per Share Data:					
Basic earnings per share	$0.29	$0.39	$0.12	$0.48	$0.59
Diluted earnings per share	0.28	0.39	0.12	0.47	0.58
Book value per share	6.61	7.34	8.38	10.21	11.58
Tangible book value per share(1)	6.20	7.02	8.12	10.04	11.43
Wtd. avg. common shares out. - basic	18,640,678	20,820,784	30,086,530	36,422,612	47,679,184
Wtd. avg. common shares out. - diluted	19,378,290	21,305,874	30,963,424	37,492,567	48,576,135
Shares outstanding at end of period	19,661,718	25,194,872	30,686,256	45,074,322	51,969,203

Historic share counts and per share figures reflect 2:1 stock split effected on 12/21/18.
(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides in Appendix for additional detail.

21

HISTORICAL ANNUAL FINANCIALS

CROSSFIRST BANKSHARES, INC.

	As of or for the Year Ended December 31,				
	2015	2016	2017	2018	2019
Selected Ratios:					
Return on average assets	0.53%	0.56%	0.24%	0.56%	0.63%
Non-GAAP core operating return on average assets[(1)]	0.53	0.56	0.40	0.57	0.61%
Return on average common equity[(1)]	4.60	5.51	1.53	5.34	5.38
Non-GAAP core operating return on average common equity[(1)]	4.60	5.51	3.11	5.45	5.18
Yield on earning assets - tax equivalent[(2)]	4.14	4.08	4.37	4.77	5.04
Yield on securities - tax equivalent[(2)]	3.72	3.63	3.85	3.62	3.35
Yield on loans	4.62	4.60	4.89	5.34	5.52
Cost of interest-bearing deposits	1.01	0.96	1.12	1.71	2.21
Cost of funds	0.94	0.91	1.06	1.49	1,90
Cost of total deposits	0.91	0.87	0.99	1.44	1.89
Net interest margin - tax equivalent[(2)]	3.27	3.24	3.40	3.39	3.31
Non-interest expense to average assets	2.17	2.21	2.53	2.45	1.95
Efficiency ratio[(3)]	68.48	70.64	79.10	73.64	58.37
Non-GAAP core operating efficiency ratio FTE[(1)(3)]	64.66	66.04	72.33	67.68	57.25
Non-interest-bearing deposits to total deposits	9.53	11.69	12.63	15.10	13.30
Loans to deposits	76.67	76.54	86.66	95.41	98.18
Credit Quality Ratios:					
Allowance for loans losses to total loans	1.56%	1.60%	1.30%	1.23%	1.48%
Non-performing assets to total assets	0.08	0.20	0.18	0.43	0.97
Non-performing loans to total loans	0.12	0.33	0.27	0.58	1.15
Allowance for loans losses to non-performing loans	1,336.38	493.14	481.68	212.30	128.54
Net charge-offs to average loans	0.04	0.11	0.44	0.07	0.31
Capital Ratios:					
Total stockholders' equity to total assets	10.16%	10.07%	9.70%	11.94%	12.20%
Common equity tier 1 capital ratio	8.50	9.78	8.62	11.75	12.20
Tier 1 risk-based capital ratio	10.70	11.38	9.70	12.53	12.22
Total risk-based capital ratio	11.82	12.51	10.65	13.51	13.43
Tier 1 leverage ratio	9.72	10.48	9.71	12.43	12.06

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides in Appendix or press release for additional detail.
(2) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for fiscal year 2018 and interim periods and a tax rate of 35% is used for fiscal years 2017 and prior.
(3) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

22

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANKSHARES, INC.

CrossFirst Bankshares, Inc Quarterly Financials

As of or for the Three Months Ended

(Dollars in thousands, except per share data)	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19
Income Statement Data					
Interest income	$47,068	$51,317	$54,192	$55,529	$55,180
Interest expense	14,753	17,712	19,318	19,743	18,001
Net interest income	32,315	33,605	34,874	35,786	37,179
Provision for loan losses	4,500	2,850	2,850	4,850	19,350
Non-interest income	1,195	1,645	1,672	3,212	2,186
Non-interest expense	20,166	22,631	21,960	21,172	21,885
Income (loss) before taxes	8,844	9,769	11,736	12,976	(1,870)
Income tax expense (benefit)	(1,490)	419	2,297	2,592	(1,170)
Net income (loss)	10,334	9,350	9,439	10,384	(700)
Preferred stock dividends	525	175	0	0	0
Net income (loss) available to common stockholders	9,809	9,175	9,439	10,384	(700)
Non-GAAP core operating income (loss)(1)	6,600	7,989	9,754	10,384	(700)
Balance Sheet Data					
Cash and cash equivalents	$216,541	$117,317	$141,373	$128,126	$187,320
Securities	663,678	707,430	704,776	733,093	741,634
Gross loans (net of unearned income)	3,060,747	3,277,598	3,467,204	3,629,792	3,852,244
Allowance for loan losses	(37,826)	(40,001)	(42,852)	(42,995)	(56,896)
Goodwill and intangibles	7,796	7,770	7,745	7,720	7,694
Total assets	4,107,215	4,266,369	4,473,182	4,651,313	4,931,233
Non-interest bearing deposits	484,284	488,375	511,837	513,832	521,826
Total deposits	3,208,097	3,399,899	3,584,136	3,658,108	3,923,759
Borrowings and repurchase agreements	388,391	368,597	364,246	357,614	373,664
Trust preferred securities, net of fair value adj.	884	893	902	912	921
Preferred Stock	30,000	0	0	0	0
Stockholders' Equity	490,336	480,514	499,195	602,435	601,644
Tangible Stockholders' Equity(1)	452,540	472,744	491,450	594,715	593,950
Share and Per Share Data:					
Basic earnings (loss) per common share	$0.22	$0.20	$0.21	$0.22	$ (0.01)
Dilutive earnings (loss) per common share	0.22	0.20	0.20	0.21	(0.01)
Book value per common share	10.21	10.63	11.00	11.59	11.58
Tangible book value per common share(1)	10.04	10.46	10.83	11.44	11.43
Wtd. avg. common shares out. - basic	43,853,170	45,093,442	45,236,264	48,351,553	51,952,712
Wtd. avg. common shares out. - diluted	44,920,448	45,960,267	46,211,780	49,164,549	52,748,312
Shares outstanding at end of period	45,074,322	45,202,370	45,367,641	51,969,203	51,969,203

Historic share counts and per share figures reflect 2:1 stock split effected on 12/21/18

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides in Appendix for additional detail.

23

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANKSHARES, INC.

CrossFirst Bankshares, Inc Quarterly Financials

As of or for the Three Months Ended

	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19
Selected Ratios:					
Return on average assets[1]	1.06%	0.91%	0.86%	0.89%	-0.06%
Non-GAAP core operating return on average assets[1][2]	0.67	0.78	0.89	0.89	(0.06)%
Return on average common equity	9.03	7.98	7.78	7.58	(0.46)
Yield on earning assets	5.01	5.18	5.12	4.94	4.71
Yield on earning assets - tax equivalent[3]	5.08	5.25	5.18	5.00	4.76
Yield on securities	3.24	3.23	3.08	2.85	2.86
Yield on securities - tax equivalent[3]	3.61	3.59	3.42	3.19	3.22
Yield on loans	5.56	5.75	5.66	5.53	5.21
Costs of interest bearing liabilities	2.01	2.25	2.29	2.24	1.96
Cost of interest-bearing deposits	2.04	2.30	2.33	2.26	1.97
Cost of funds	1.72	1.96	1.99	1.94	1.71
Cost of Deposits	1.70	1.96	1.99	1.94	1.70
Cost of other borrowings	1.79	1.86	1.93	1.95	1.86
Net interest margin - tax equivalent[3]	3.51	3.46	3.35	3.24	3.23
Noninterest expense to average assets	2.06	2.20	2.00	1.82	1.81
Efficiency ratio[4]	60.18	64.20	60.09	54.29	55.60
Non-GAAP core operating efficiency ratio (FTE) [2][4]	61.41	63.10	58.43	53.43	54.66
Noninterest bearing deposits to total deposits	15.10	14.36	14.28	14.05	13.30
Loans to deposits	95.41	96.40	96.74	99.23	98.18
Credit Quality Ratios:					
Allowance for loans losses to total loans	1.23%	1.22%	1.24%	1.18%	1.48%
Nonperforming assets to total assets	0.43	0.36	1.18	1.00	0.97
Nonperforming loans to total loans	0.58	0.40	1.45	1.22	1.15
Allowance for loans losses to nonperforming loans	212.30	307.27	85.20	97.12	128.54
Net charge-offs to average loans[1]	0.03	0.09	0.00	0.53	0.58
Capital Ratios:					
Total stockholders' equity to total assets	11.94%	11.26%	11.16%	12.95%	12.20%
Common equity tier 1 capital ratio	11.75	11.23	11.02	12.91	12.20
Tier 1 risk-based capital ratio	12.53	11.23	11.04	12.93	12.22
Total risk-based capital ratio	13.51	12.20	12.04	13.90	13.43
Tier 1 leverage ratio	12.43	11.15	10.87	12.57	12.06

(1) Interim periods are annualized
(2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides in Appendix for additional detail.
(3) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for 2018 & 2019.
(4) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income

24

NON-GAAP RECONCILIATION

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands)	As of or for the Year Ended December 31, 2015	2016	2017	2018	2019
Non-GAAP Core Operating Income:					
Net Income	$7,469	$10,311	$5,849	$19,590	$28,473
Add: restructuring charges	0	0	0	4,733	0
Less: Tax effect[(1)]	0	0	0	1,381	0
Restructuring charges, net of tax	0	0	0	3,352	0
Add: fixed asset impairments	0	0	1,903	171	424
Less: Tax effect[(2)]	0	0	737	44	109
Fixed asset impairments, net of tax	0	0	1,166	127	315
Add: State tax credit[(3)]	0	0	0	(3,129)	(1,361)
Add: 2017 Tax Cut and Jobs Act[(3)]	0	0	2,701	0	0
Non-GAAP core operating income	$7,469	$10,311	$9,716	$19,940	$27,427
Non-GAAP Core Operating Return on Average Assets:					
Net Income	$7,469	$10,311	$5,849	$19,590	$28,473
Non-GAAP core operating income	7,469	10,311	9,716	19,940	27,427
Average Assets	1,410,447	1,839,563	2,452,797	3,494,655	4,499,764
GAAP return on average assets	0.53%	0.56%	0.24%	0.56%	0.63%
Non-GAAP core operating return on average assets	0.53%	0.56%	0.40%	0.57%	0.61%
Non-GAAP Core Operating Return on Average Equity:					
Net Income	$7,469	$10,311	$5,849	$19,590	$28,473
Non-GAAP core operating income	7,469	10,311	9,716	19,940	27,427
Less: Preferred stock dividends	2,066	2,100	2,100	2,100	175
Net Income available to common stockholders	5,403	8,211	3,749	17,490	28,298
Non-GAAP core operating income available to common stockholders	5,403	8,211	7,616	17,840	27,252
Average common equity	117,343	149,132	245,193	327,446	526,225
Tangible Assets	8,100	7,998	7,897	7,796	7,746
Average Tangible Equity	109,243	141,134	237,296	319,650	518,479
GAAP return on average common equity	4.60%	5.51%	1.53%	5.34%	5.38%
Non-GAAP core return on average tangible common equity	4.95%	5.82%	3.21%	5.58%	5.26%
Non-GAAP Core Operating Efficiency Ratio:					
Non-interest expense	$30,562	$40,587	$62,089	$85,755	$87,648
Less: restructuring charges	0	0	0	4,733	0
Non-GAAP non-interest expense (numerator)	30,562	40,587	62,089	81,022	87,648
Net interest income	42,267	54,053	74,818	110,368	141,444
Tax-equivalent interest income	2,637	4,001	5,439	3,099	2,522
Non-interest income	2,365	3,407	3,679	6,083	8,715
Add: fixed asset impairments	0	0	1,903	171	424
Non-GAAP Operating revenue (denominator)	47,269	61,461	85,839	119,721	153,105
GAAP efficiency ratio	68.48%	70.64%	79.10%	73.64%	58.37%
Non-GAAP core operating efficiency ratio (FTE)	64.66%	66.04%	72.33%	67.68%	57.25%

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO's departure.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73% for fiscal years 2018 and after; 38.73% for fiscal years prior to 2018.
(3) No tax effect associated with the 2017 Tax Act adjustment or state tax credit.

25

QUARTERLY NON-GAAP RECONCILIATION

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
	As of or for the Three Months Ended				
Non-GAAP Core Operating Income (loss):					
Net Income (loss)	$10,334	$9,350	$9,439	$10,384	($700)
Add: restructuring charges	(815)	0	0	0	0
Less: Tax effect[1]	(210)	0	0	0	0
Restructuring charges, net of tax	(605)	0	0	0	0
Add: fixed asset impairments	0	0	424	0	0
Less: Tax effect[2]	0	0	109	0	0
Fixed asset impairments, net of tax	0	0	315	0	0
Add: State tax credit[3]	(3,129)	(1,361)	0	0	0
Add: 2017 Tax Cut and Jobs Act	0	0			
Non-GAAP core operating income	$6,600	$7,989	$9,754	$10,384	($700)
Non-GAAP Core Operating Return on Average Assets:					
Net Income (loss)	$10,334	$9,350	$9,439	$10,384	($700)
Non-GAAP core operating income	6,600	7,989	9,754	10,384	(700)
Average Assets	3,884,642	4,168,243	4,402,002	4,610,958	4,809,579
GAAP return on average assets[4]	1.06%	0.91%	0.86%	0.89%	(0.06%)
Non-GAAP core operating return on average assets[4]	0.67%	0.78%	0.89%	0.89%	(0.06%)
Non-GAAP Core Operating Efficiency Ratio:					
Non-interest expense	$20,166	$22,631	$21,960	$21,172	$21,885
Less: restructuring charges	(815)	0	0	0	0
Non-GAAP non-interest expense (numerator)	20,981	22,631	21,960	21,172	21,885
Net interest income	32,315	33,605	34,874	35,786	37,179
Tax-equivalent interest income	658	616	612	624	670
Non-interest income	1,195	1,645	1,672	3,212	2,186
Add: fixed asset impairments	0	0	424	0	0
Non-GAAP operating revenue (denominator)	34,168	35,866	37,582	39,622	40,035
GAAP efficiency ratio	60.18%	64.20%	60.09%	54.29%	55.60%
Non-GAAP core operating efficiency ratio (FTE)	61.41%	63.10%	58.43%	53.43%	54.66%

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO's departure.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73%.
(3) No tax effect associated with the state tax credit.
(4) Interim periods are annualized.

26

As of or for the Year Ended December 31, (Dollars in thousands, except per share data) 2015 2016 2017 2018 2019 Tangible Stockholders' Equity: Stockholders' equity $160,004 $214,837 $287,147 $490,336 $601,644 Less: goodwill and intangible assets 8,100 7,998 7,897 7,796 7,694 Less: preferred stock 30,000 30,000 30,000 30,000 0 Tangible Stockholders' Equity $121,904 $176,839 $249,250 $452,540 $593,950 Shares outstanding at end of period 19,661,718 25,194,872 30,686,256 45,074,322 51,969,203 Book value per common share $6.61 $7.34 $8.38 $10.21 $11.58 Tangible book value per common share $6.20 $7.02 $8.12 $10.04 $11.43 As of or for the Three Months Ended (Dollars in thousands, except per share data) 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 Tangible Stockholders' Equity: Stockholders' equity $490,336 $480,514 $499,195 $602,435 $601,644 Less: goodwill and intangible assets 7,796 7,770 7,745 7,720 7,694 Less: preferred stock 30,000 0 0 0 0 Tangible Stockholders' Equity $452,540 $472,744 $491,450 $594,715 $593,950 Shares outstanding at end of period 45,074,322 45,202,370 45,367,641 51,969,203 51,969,203 Book value per common share $10.21 $10.63 $11.00 $11.59 $11.58 Tangible book value per common share $10.04 $10.46 $10.83 $11.44 $11.43 27